Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned hereby certifies in his capacity as an officer of American Physicians Capital, Inc. (the “Company”), for purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Annual Report of the Company on Form 10-K (the “Report”) for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 12, 2009

/s/ R. Kevin Clinton R. Kevin Clinton
President and Chief Executive Officer

/s/ Frank H. Freund

Frank H. Freund Senior Executive Vice President, Treasurer
and Chief Financial Officer